                                                                  Exhibit 99.1

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The following presents our unaudited pro forma combined financial information as of September 30, 2001 and for the year ended December 31, 2000 and for the nine months ended September 30, 2001. The unaudited pro forma combined statements of income for the year ended December 31, 2000 and the nine months ended September 30, 2001 give effect to the following transactions as if each transaction had occurred as of the beginning of the period presented and the unaudited pro forma combined balance sheet as of September 30, 2001 gives effect to the following transactions as if each transaction had occurred on September 30, 2001:


    - the sale of 3,680,000 shares of our common stock issued in October 2001 at $21.25 per share and the use of the net proceeds therefrom;

    - the sale of 4,000,000 shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on December 21, 2001 and the sale of 270,000 additional shares of 8 1/4% trust preferred securities of NorthWestern Capital Financing II on January 15, 2002, pursuant to an overallotment option, at $25 per share and the use of the net proceeds therefrom;

    - the proposed sale of 4,000,000 shares of 8.10% trust preferred securities of NorthWestern Capital Financing III at $25 per share and the use of the net proceeds therefrom;

    - our pending acquisition of the utility business of Montana Power (the "MPC Utility"), which includes regulated electric and natural gas distribution and transmission operations and certain unregulated, energy-related businesses that provide products and services to industrial, institutional and commercial customers, for a purchase price of $1.1 billion, including the assumption of approximately $488 million in existing debt and preferred stock of The Montana Power Company ("Montana Power"); and

    - our anticipated financing of the acquisition of the MPC Utility with the proceeds from our new credit facility (the "New Credit Facility") described in Item 5 to the Current Report on Form 8-K of NorthWestern Corporation, filed with the Securities and Exchange Commission on January 28, 2002, and assuming interest rates on such facility as of January 17, 2002. We have classified the New Credit Facility as long-term because we intend to issue a combination of long-term debt and equity following the closing of the acquisition of the MPC Utility to refinance the initial financing and provide working capital.


    The unaudited pro forma combined financial information is based upon currently available information and assumptions that our management believes are reasonable. The unaudited pro forma combined financial information is prepared for illustrative purposes only and is not necessarily indicative of the operating results or financial condition of the company that would have occurred had the transactions occurred at the periods presented, nor is the unaudited pro forma combined financial information necessarily indicative of future operating results or the financial position of the combined companies. Pro forma results for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for a full year.


    You should read the following tables in conjunction with "Montana Power Company Utility Unaudited Pro Forma Combined Condensed Financial Data" included in Exhibit 99.3 to NorthWestern's Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 12, 2001, (the "December 12 Current Report"), the consolidated financial statements and notes thereto of NorthWestern included in NorthWestern's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the combined financial statements and notes thereto of the Utility of The Montana Power Company included in Exhibit 99.1 to the December 12 Current Report.

                            NORTHWESTERN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  (in thousands, except for per share amounts)

                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                               ----------------------------------------------------------------

                                                                NORTHWESTERN     NORTHWESTERN
                                                                  CAPITAL          CAPITAL
                                                                FINANCING II    FINANCING III
                                                                 8.25% TRUST     8.10% TRUST
                                                                 PREFERRED        PREFERRED
                               NORTHWESTERN    COMMON STOCK      SECURITIES       SECURITIES
                               CORPORATION       OFFERING         OFFERING         OFFERING
                                  ACTUAL      ADJUSTMENT(1)     ADJUSTMENT(2)    ADJUSTMENT(3)
                               ------------   --------------   ---------------   ---------------
OPERATING REVENUES...........   $3,440,336
COST OF SALES................    2,784,079
                               -----------
GROSS MARGIN.................      656,257
                               -----------
OPERATING EXPENSES:
  Selling, general and
    administrative
    expenses.................      607,596
  Depreciation and
    amortization.............       91,300
                               -----------
                                   698,896
                               -----------
OPERATING INCOME (LOSS)......      (42,639)
Interest expense.............      (66,253)       $1,325             $3,322            $2,919
Investment income and
  other......................        4,130
                               -----------    ----------         ----------        ----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS..................     (104,762)        1,325              3,322             2,919
Benefit (provision) for
  income taxes...............       17,247          (517)             1,280             1,231
                               -----------    ----------         ----------        ----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS..................      (87,515)          808              4,602             4,150
Minority interests...........      126,956
                               -----------    ----------         ----------        ----------
NET INCOME...................       39,441           808              4,602             4,150
Minority interest on
  preferred securities of
  subsidiary trust...........       (4,950)                          (6,605)           (6,075)
Dividends on cumulative
  preferred stock............         (144)
                               -----------    ----------         ----------        ----------
EARNINGS ON COMMON STOCK.....      $34,347          $808            $(2,003)          $(1,925)
                               ===========    ==========         ==========        ===========
AVERAGE COMMON SHARES
  OUTSTANDING................       23,604         3,680
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic......................        $1.46
  Diluted....................         1.45



                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                               -----------------------------------------------------------
                               NORTHWESTERN                                   NORTHWESTERN
                               PRO FORMA AS                                   PRO FORMA AS
                               ADJUSTED FOR                   NORTHWESTERN      FURTHER
                               COMMON STOCK                    INITIAL MPC    ADJUSTED FOR
                                AND TRUST                        UTILITY      MPC UTILITY
                                PREFERRED       PRO FORMA      ACQUISITION    ACQUISITION
                                SECURITIES     MPC UTILITY      FINANCING         AND
                                OFFERINGS     ADJUSTMENT(4)   ADJUSTMENT(5)    FINANCING
                               ------------   -------------   -------------   ------------
OPERATING REVENUES...........   $3,440,336       $490,651                      $3,930,987
COST OF SALES................    2,784,079        248,172                       3,032,251
                               -----------     ----------                     -----------
GROSS MARGIN.................      656,257        242,479                         898,736
                               -----------     ----------                     -----------
OPERATING EXPENSES:
  Selling, general and
    administrative
    expenses.................      607,596        124,617                         732,213
  Depreciation and
    amortization.............       91,300         42,765                         134,065
                               -----------     ----------                     -----------
                                   698,896        167,382                         866,278
                               -----------     ----------                     -----------
OPERATING INCOME (LOSS)......      (42,639)        75,097                          32,458
Interest expense.............      (58,687)       (24,721)       $(20,724)       (104,132)
Investment income and
  other......................        4,130          1,707                           5,837
                               -----------     ----------      ----------     -----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS..................      (97,196)        52,083         (20,724)        (65,837)
Benefit (provision) for
  income taxes...............       19,241        (18,706)          8,082           8,617
                               -----------     ----------      ----------     -----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS..................      (77,955)        33,377         (12,642)        (57,220)
Minority interests...........      126,956                                        126,956
                               -----------     ----------      ----------     -----------
NET INCOME...................       49,001         33,377         (12,642)         69,736
Minority interest on
  preferred securities of
  subsidiary trust...........      (17,630)        (4,119)                        (21,749)
Dividends on cumulative
  preferred stock............         (144)                                          (144)
                               -----------     ----------      ----------     -----------
EARNINGS ON COMMON STOCK.....      $31,227        $29,258        $(12,642)        $47,843
                               ===========     ==========      ==========     ===========
AVERAGE COMMON SHARES
  OUTSTANDING................       27,284                                         27,284
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic......................        $1.14                                          $1.75
  Diluted....................         1.14                                           1.75


    The accompanying notes are an integral part of these unaudited pro forma combined financial statements

                            NORTHWESTERN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  (in thousands, except for per share amounts)


                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------------------------------------
                                                                NORTHWESTERN    NORTHWESTERN
                                                                  CAPITAL         CAPITAL
                                                                FINANCING II    FINANCING III
                                                                 8.25% TRUST     8.10% TRUST
                                                                 PREFERRED        PREFERRED
                               NORTHWESTERN    COMMON STOCK      SECURITIES       SECURITIES
                               CORPORATION       OFFERING         OFFERING         OFFERING
                                  ACTUAL      ADJUSTMENT(1)     ADJUSTMENT(2)    ADJUSTMENT(3)
                               ------------   -------------   ---------------   ---------------
OPERATING REVENUES............   $7,132,090
COST OF SALES.................    6,295,675
                                -----------
GROSS MARGIN..................      836,415
                                -----------
OPERATING EXPENSES:
  Selling, general and
    administrative expenses...      686,814
  Depreciation and
    amortization..............      108,329
                                -----------
                                    795,143
                                -----------
OPERATING INCOME (LOSS).......       41,272
Interest expense..............      (77,207)         $2,986          $7,578              $6,656
Investment income and other...        8,981
                                -----------     -----------     -----------         -----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS...................      (26,954)          2,986           7,578               6,656
Benefit (provision) for income
  taxes.......................        4,117          (1,165)            479                 563
                                -----------     -----------     -----------         -----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...................      (22,837)          1,821           8,057               7,219
Minority interests............       73,436
                                -----------     -----------     -----------         -----------
INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE........       50,599           1,821           8,057               7,219
Cumulative effect on change in
  accounting principle, net of
  tax and minority
  interests...................       (1,046)
                                -----------     -----------     -----------         -----------
NET INCOME....................       49,553           1,821           8,057               7,219
Minority Interest on Preferred
  Securities of Subsidiary
  Trust.......................       (6,601)                         (8,807)             (8,100)
Dividends on Cumulative
  Preferred Stock.............         (191)
                                -----------     -----------     -----------         -----------
EARNINGS ON COMMON STOCK......      $42,761          $1,821           $(750)              $(881)
                                ===========     ===========     ===========         ===========
AVERAGE COMMON SHARES
  OUTSTANDING.................       23,141           3,680
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic before cumulative
  effect......................        $1.89
  Cumulative effect of change
    in accounting principle...        (0.04)
  Basic.......................         1.85

  Diluted before cumulative
    effect....................         1.87
  Cumulative effect of change
    in accounting principle...        (0.04)
  Diluted.....................         1.83



                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------------------------------------
                                 NORTHWESTERN                                     NORTHWESTERN
                                 PRO FORMA AS                                     PRO FORMA AS
                                 ADJUSTED FOR                   NORTHWESTERN        FURTHER
                                 COMMON STOCK                    INITIAL MPC      ADJUSTED FOR
                                  AND TRUST                        UTILITY        MPC UTILITY
                                  PREFERRED       PRO FORMA      ACQUISITION      ACQUISITION
                                  SECURITIES     MPC UTILITY      FINANCING           AND
                                  OFFERINGS     ADJUSTMENT(4)   ADJUSTMENT(5)      FINANCING
                                ------------   -------------   ---------------   ---------------
OPERATING REVENUES............   $7,132,090         $628,144                        $7,760,234
COST OF SALES.................    6,295,675          319,505                         6,615,180
                                -----------     ------------                      ------------
GROSS MARGIN..................      836,415          308,639                         1,145,054
                                -----------                                       ------------
OPERATING EXPENSES:
  Selling, general and
    administrative expenses...      686,814          186,183                           872,997
  Depreciation and
    amortization..............      108,329           54,123                           162,452
                                -----------     ------------                      ------------
                                    795,143          240,306                         1,035,449
                                -----------     ------------                      ------------
OPERATING INCOME (LOSS).......       41,272           68,333                           109,605
Interest expense..............      (59,505)         (35,880)      $(27,632)          (123,499)
Investment income and other...        8,981           14,481                            23,462
                                -----------     ------------    -----------       ------------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS...................       (9,734)          46,934        (27,632)             9,568
Benefit (provision) for income
  taxes.......................        3,994          (16,162)        10,776             (1,392)
                                -----------     ------------    -----------       ------------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...................       (5,740)          30,772        (16,856)             8,176
Minority interests............       73,436                                             73,436
                                -----------     ------------    -----------       ------------
INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE........       67,696           30,772        (16,856)            81,612
Cumulative effect on change in
  accounting principle, net of
  tax and minority
  interests...................       (1,046)                                            (1,046)
                                -----------     ------------    -----------       ------------
NET INCOME....................       66,650           30,772        (16,856)            80,566
Minority Interest on Preferred
  Securities of Subsidiary
  Trust.......................      (23,508)          (5,492)                          (29,000)
Dividends on Cumulative
  Preferred Stock.............         (191)                                              (191)
                                -----------     ------------    -----------       ------------
EARNINGS ON COMMON STOCK......      $42,951          $25,280       $(16,856)           $51,375
                                ===========     ============    ===========       ============
AVERAGE COMMON SHARES
  OUTSTANDING.................       26,821                                             26,821
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic before cumulative
  effect......................        $1.64                                              $1.95
  Cumulative effect of change
    in accounting principle...        (0.04)                                             (0.04)
  Basic.......................         1.60                                               1.91

  Diluted before cumulative
    effect....................         1.62                                               1.93
  Cumulative effect of change
    in accounting principle...        (0.04)                                             (0.04)
  Diluted.....................         1.58                                               1.89



    The accompanying notes are an integral part of these pro forma combined financial statements

                            NORTHWESTERN CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                  (in thousands, except for per share amounts)

                            NORTHWESTERN CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 (in thousands)

                                                              AT SEPTEMBER 30, 2001
                           -------------------------------------------------------------------------------------------
                                                                                                        NORTHWESTERN
                                                              OFFERING OF 8 1/4%                        PRO FORMA AS
                                                               TRUST PREFERRED     TRUST PREFERRRED     ADJUSTED FOR
                                                                SECURITIES OF         SECURITIES        COMMON STOCK
                                                                 NORTHWESTERN      OFFERED BY THIS          AND
                           NORTHWESTERN      COMMON STOCK          CAPITAL            PROSPECTUS      TRUST PREFERRED
                            CORPORATION        OFFERING          FINANCING II         SUPPLEMENT         SECURITIES
                              ACTUAL        ADJUSTMENT(6)       ADJUSTMENT(7)       ADJUSTMENT(8)        OFFERINGS
                           -------------   ----------------   ------------------   ----------------   ----------------
         ASSETS
CURRENT ASSETS:
  Cash and cash
    equivalents..........       $84,496         $30,072                                                     $114,568
  Accounts receivable,
    net..................       388,243                                                                      388,243
  Inventories............        89,290                                                                       89,290
  Other..................        83,556                                                                       83,556
                           ------------    ------------                                               --------------
                                645,585          30,072                                                      675,657
                           ------------    ------------                                               --------------
PROPERTY, PLANT AND
  EQUIPMENT, NET.........       806,236                                                                      806,236
GOODWILL AND OTHER
  INTANGIBLE ASSETS,
  NET....................       994,721                                                                      994,721
OTHER ASSETS:
  Investments............        96,733                                                                       96,733
  Other assets...........        80,009                                $3,863             $2,462              86,334
                           ------------                         -------------      -------------      --------------
                                176,742                                 3,863              2,462             183,067
                           ------------    ------------         -------------      -------------      --------------
                             $2,623,284         $30,072                $3,863             $2,462          $2,659,681
                           ============    ============         =============      =============      ==============
LIABILITIES AND
  SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of
    long-term debt.......        $5,000                                                                       $5,000
  Current maturities of
    long-term debt--
    nonrecourse..........       106,522                                                                      106,522
  Short-term debt........         8,000        $(8,000)
  Short-term debt of
    subsidiaries--
    nonrecourse..........       167,723                                                                      167,723
  Accounts payable.......       269,002                                                                      269,002
  Accrued expenses.......       226,195                                                                      226,195
                           ------------    ------------                                               --------------
                                782,442         (8,000)                                                      774,442
                           ------------    ------------                                               --------------
LONG-TERM LIABILITIES:
  Long-term debt.........       586,350         (1,800)             $(102,887)          $(72,538)            409,125
  Long-term debt of
    subsidiaries--
    nonrecourse..........       491,765                                                                      491,765
  Deferred income
    taxes................        46,663                                                                       46,663
  Other noncurrent
    liabilities..........        58,469                                                                       58,469
                           ------------    ------------         -------------      -------------      --------------
                              1,183,247         (1,800)              (102,887)           (72,538)          1,006,022
                           ------------    ------------         -------------      -------------      --------------

MINORITY INTERESTS.......       234,552        (35,000)                                                      199,552
PREFERRED STOCK,
  PREFERENCE STOCK AND
  PREFERRED SECURITIES:
  Preferred stock--4 1/2%
    series...............         2,600                                                                        2,600
  Redeemable preferred
    stock--6 1/2%
    series...............         1,150                                                                        1,150
  Preference stock.......
  Company obligated
    manditorily
    redeemable security
    of trust holding
    solely parent
    debentures...........        87,500                               106,750             75,000             269,250
                           ------------                         -------------      -------------      --------------
                                 91,250                               106,750             75,000             273,000
                           ------------                         -------------      -------------      --------------
SHAREHOLDERS' EQUITY:
  Common stock...........        41,502           6,440                                                       47,942
  Paid-in capital........       172,954          68,432                                                      241,386
  Retained earnings......       117,838                                                                      117,838
  Accumulated other
    comprehensive
    income...............          (501)                                                                        (501)
                           ------------    ------------                                               --------------
                                331,793          74,872                                                      406,665
                           ------------    ------------         -------------      -------------      --------------
                             $2,623,284         $30,072                $3,863             $2,462          $2,659,681
                           ============    ============         =============      =============      ==============

                                         AT SEPTEMBER 30, 2001
                           --------------------------------------------------

                                                               NORTHWESTERN
                                             NORTHWESTERN      PRO FORMA AS
                                              INITIAL MPC         FURTHER
                                                UTILITY        ADJUSTED FOR
                             PRO FORMA        ACQUISITION       MPC UTILITY
                            MPC UTILITY        FINANCING        ACQUISITION
                           ADJUSTMENT(9)    ADJUSTMENT(10)     AND FINANCING
                           --------------   ---------------   ---------------
         ASSETS
CURRENT ASSETS:
  Cash and cash
    equivalents..........        $6,504                            $121,072
  Accounts receivable,
    net..................        54,439                             442,682
  Inventories............        11,508                             100,798
  Other..................       106,381                             189,937
                           ------------                       -------------
                                178,832                             854,489
                           ------------                       -------------
PROPERTY, PLANT AND
  EQUIPMENT, NET.........     1,092,178                           1,898,414
GOODWILL AND OTHER
  INTANGIBLE ASSETS,
  NET....................         7,561         $111,184          1,113,466
OTHER ASSETS:
  Investments............        25,439                             122,172
  Other assets...........       226,471                             312,805
                           ------------                       -------------
                                251,910                             434,977
                           ------------     ------------      -------------
                             $1,530,481         $111,184         $4,301,346
                           ============     ============      =============
LIABILITIES AND
  SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of
    long-term debt.......        $3,399                              $8,399
  Current maturities of
    long-term debt--
    nonrecourse..........                                           106,522
  Short-term debt........                                                --
  Short-term debt of
    subsidiaries--
    nonrecourse..........                                           167,723
  Accounts payable.......        37,162                             306,164
  Accrued expenses.......       133,556                             359,751
                           ------------                       -------------
                                174,117                             948,559
                           ------------                       -------------
LONG-TERM LIABILITIES:
  Long-term debt.........       419,601         $602,000          1,430,726
  Long-term debt of
    subsidiaries--
    nonrecourse..........                                           491,765
  Deferred income
    taxes................                                            46,663
  Other noncurrent
    liabilities..........       380,947                             439,416
                           ------------     ------------      -------------
                                800,548          602,000          2,408,570
                           ------------     ------------      -------------
MINORITY INTERESTS.......                                           199,552
PREFERRED STOCK,
  PREFERENCE STOCK AND
  PREFERRED SECURITIES:
  Preferred stock--4 1/2%
    series...............                                             2,600
  Redeemable preferred
    stock--6 1/2%
    series...............                                             1,150
  Preference stock.......
  Company obligated
    manditorily
    redeemable security
    of trust holding
    solely parent
    debentures...........        65,000                             334,250
                           ------------                       -------------
                                 65,000                             338,000
                           ------------                       -------------
SHAREHOLDERS' EQUITY:
  Common stock...........                                            47,942
  Paid-in capital........       490,816         (490,816)           241,386
  Retained earnings......                                           117,838
  Accumulated other
    comprehensive
    income...............                                              (501)
                           ------------     ------------      -------------
                                490,816         (490,816)           406,665
                           ------------     ------------      -------------
                             $1,530,481         $111,184         $4,301,346
                           ============     ============      =============

    The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                            NORTHWESTERN CORPORATION

                      NOTES TO UNAUDITED PRO FORMA COMBINED

                              FINANCIAL INFORMATION

The Unaudited Pro Forma Combined Financial Information is based on the following assumptions:

(1) Reflects the receipt of $74.9 million net proceeds, after deducting offering expenses, from the sale of 3,680,000 shares of NorthWestern common stock issued in October 2001 at $21.25 per share and the application of the proceeds therefrom. Approximately $35.0 million of these net proceeds were contributed to NorthWestern's Blue Dot Services Inc. subsidiary for the redemption of certain preferred stock and common stock pursuant to existing agreements, and the remainder was used for general corporate purposes, including reducing short-term debt and amounts drawn under NorthWestern's existing credit facility.

(2) Reflects the receipt of $102.9 million of net proceeds, after paying the underwriting commission and estimated offering expenses totalling approximately $3.9 million, from the sale of 4,000,000 shares of NorthWestern Capital Financing II's 8-1/4% trust preferred securities (liquidation amount $25 per trust preferred security) issued on December 21, 2001 at $25.00 per share and the sale of 270,000 additional shares of NorthWestern Capital Financing II's 8-1/4% trust preferred securities (liquidation amount $25 per trust preferred security) issued on January 15, 2002 at $25.00 per share plus accrued dividends from December 21, 2001, pursuant to the exercise of an over allotment option and the use of proceeds from such sales for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility.

(3) Reflects the receipt of $96.8 million of net proceeds, after paying the underwriting commission and approximately $100,000 of estimated offering expenses, from the proposed sale of 4,000,000 shares of NorthWestern Capital Financing III's 8.10% trust preferred securities (liquidation amount $25 per trust preferred security) scheduled to occur on January 31, 2002 and the use of proceeds from the sale for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility.

(4) Reflects the results of operations of the MPC Utility for a purchase price of $1.1 billion, including the assumption of approximately $488 million in existing Montana Power debt and preferred stock.

(5) Reflects NorthWestern's anticipated initial financing of the acquisition of the MPC Utility with the New Credit Facility described in Item 5 to the Current Report on Form 8-K of NorthWestern Corporation, filed with the Securities and Exchange Commission on January 28, 2002. The initial financing assumes the equity purchase price is fully funded via the New Credit Facility and assuming interest rates on the New Credit Facility as of January 17, 2002. Borrowings under the New Credit Facility bear interest at a variable rate. Based on interest rates as of January 17, 2002, the interest rate on borrowings under the New Credit Facility would have been 4.59% per annum, including the amortization of financing charges. A change of 1/8% in interest rates would increase or decrease pre-tax interest expense by $753,000 per annum. The New Credit Facility contains a number of representations and warranties and affirmative and negative covenants, including certain financial ratio maintenance covenants. We have classified the New Credit Facility as long-term because we intend to issue a combination of long-term debt and equity following the closing of the acquisition of the MPC Utility to refinance the New Credit Facility and provide working capital. We will be required to pay additional fees in the event that we are unable to refinance the acquisition term loan portion of the New Credit Facility within 60 and 150 days, respectively, from the closing of the acquisition of the MPC Utility.

(6) Reflects the receipt of $74.9 million of net proceeds, after deducting offering expenses, from the sale of 3,680,000 shares of common stock issued in October 2001 at $21.25 per share and the application of the proceeds therefrom. Approximately $35.0 million of these net proceeds were contributed to NorthWestern's Blue Dot Services, Inc. subsidiary for the redemption of certain preferred stock and common stock pursuant to existing agreements, and the remainder was used for general corporate purposes, including reducing short-term debt and amounts drawn under

NorthWestern's existing credit facility.

(7) Reflects the receipt of $102.9 million of net proceeds, after paying the underwriting commission and estimated offering expenses of approximately $500,000, from the sale of 4,000,000 shares of NorthWestern Capital Financing II's 8-1/4% trust preferred securities (liquidation amount $25 per trust preferred security) issued on December 21, 2001 at $25.00 per share and the sale of 270,000 additional shares of NorthWestern Capital Financing II's 8-1/4% trust preferred securities (liquidation amount $25 per trust preferred security) issued on January 15, 2002 at $25.00 per share plus accrued dividends of from December 21, 2001, pursuant to the exercise of an over allotment option and the use of proceeds from such sales for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility.

(8) Reflects the receipt of $96.8 million of net proceeds, after paying the underwriting commission and estimated offering expenses totalling $3.9 million, from the proposed sale of 4,000,000 shares of NorthWestern Capital Financing III's 8.10% trust preferred securities (liquidation amount $25 per trust preferred security) scheduled to occur on January 31, 2002 and the use of proceeds from the sale for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility.

(9) Reflects the balances of the MPC Utility. Purchase adjustments have been made to the assets and liabilities of the MPC Utility to reflect the effect of the pending acquisition accounted for under the purchase method of accounting. Certain pro forma adjustments are based, in part, on the impact of the terms and conditions of the Unit Purchase Agreement governing our acquisition of the MPC Utility and we cannot assure you that such terms and conditions will remain unchanged. Pro forma adjustments exclude certain cash accounts representing excess proceeds from the MPC Utility's previous sale of generation assets, which cash will be applied to reduce transition and stranded costs under the jurisdiction of the MPSC and the FERC. See "Montana Power Company Utility Unaudited Pro Forma Combined Condensed Financial Data" included in Exhibit 99.3 to the December 12 Current Report.

(10) Reflects NorthWestern's anticipated initial financing of the acquisition of the MPC Utility with the New Credit Facility described in Item 5 to the Current Report on Form 8-K of NorthWestern Corporation, filed with the Securities and Exchange Commission on January 28, 2002, and note 5 above. Goodwill will be recognized, representing the portion of the purchase price in excess of the fair value of identified assets and liabilities. No amortization of goodwill is included in the Unaudited
     Pro Forma Combined Financial Information, as provided in Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," for business combinations completed after June 30, 2001. The allocation of the purchase price will be based on the fair value of identified assets and liabilities as of the date the business combination is completed. Accordingly, goodwill will be adjusted as a result of the determination of such fair value and thus will differ from the amount reported in the Unaudited Pro Forma Combined Condensed
     Balance Sheet. While we believe the historical assets and liabilities approximate fair value, if we identify any intangible assets separate from goodwill, they will be subject to amortization.